ACQUISITIONS	12 Months Ended
Dec. 28, 2019
ACQUISITIONS

NOTE 2.  ACQUISITIONS

In November 2019, we announced our agreement to acquire Smartrac's Transponder (RFID Inlay) division, a manufacturer of RFID products, for a purchase price of approximately $250 million (€225 million), subject to customary adjustments. We expect to complete this acquisition in the first quarter of 2020.

On June 23, 2017, we completed the stock acquisition of Yongle Tape Ltd. ("Yongle Tape"), a China-based manufacturer of specialty tapes and related products used in a variety of industrial markets, from Yongle Tape's management and Shaw Kwei & Partners.

On May 19, 2017, we completed the stock acquisition of Finesse Medical Limited ("Finesse Medical"), an Ireland-based manufacturer of healthcare products used in the management of wound care and skin conditions, from Finesse Medical’s management.

On March 1, 2017, we completed the net asset acquisition of Hanita Coatings Rural Cooperative Association Limited and stock acquisition of certain of its subsidiaries (“Hanita”), an Israel-based pressure-sensitive manufacturer of specialty films and laminates, from Kibbutz Hanita Coatings and Tene Investment Funds.

The aggregate purchase consideration for the acquisitions we made in 2017 (the “2017 Acquisitions”) was approximately $340 million. The 2017 Acquisitions were funded through cash and existing credit facilities.

The 2017 Acquisitions were not material, individually or in the aggregate, to our Consolidated Financial Statements.